Exhibit 99.1

Kenmare Holdings Ltd.
c/o Enstar Group Limited
Windsor Place, 3rd Floor
22 Queen Street
Hamilton, HM 11, Bermuda

January 1, 2021

Trident V, L.P., Trident V Parallel Fund, L.P. and Trident V Professionals Fund, L.P.
c/o Stone Point Capital LLC
20 Horseneck Lane
Greenwich, CT 06830
Attention: Stephen Levey
Facsimile No.: (203) 862-2929
Email: slevey@stonepoint.com

Dowling Capital Partners I, L.P. and Capital City Partners LLC 190 Farmington Avenue
Farmington, Connecticut 06032
Attention: Vincent Dowling, Sr. or Caroline Klotz
Facsimile No.: (860) 676-8617
Email: VJ@Dowling.com; Caroline@Dowling.com

Dear Stephen and VJ:

Reference is made to that certain Recapitalization Agreement, dated as of August 13, 2020 (the “Recapitalization Agreement”), by and among North Bay Holdings Limited, Enstar Group Limited, Kenmare Holdings Ltd., Trident V, L.P., Trident V Parallel Fund, L.P., Trident V Professionals Fund, L.P., Dowling Capital Partners I, L.P. and Capital City Partners LLC and, solely for purposes of Section 4.12 thereof, StarStone Specialty Holdings Limited. Each party to the Recapitalization Agreement is referred to herein as a “Party” and are referred to collectively as the “Parties.” Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Recapitalization Agreement and references to “Sections” are to sections of the Recapitalization Agreement unless stated otherwise.

The purpose of this letter agreement (this “Agreement”) is to set forth the Parties’ understanding, among other things, (a) with respect to the number of Northshore Common Shares to be distributed by North Bay to each Party at the Closing, (b) that the Core Cash Consideration will be retained by RemainCo or its Subsidiaries, with the understanding that such amount will be distributed as soon as permissible pursuant to Applicable Law (including following any notice to, or approval from, the Bermuda Monetary Authority, as applicable) and applicable ratings agency, liquidity, and capital considerations, (c) that, as a result of the Core Cash Consideration being so retained, the loans made in connection with the Fitzwilliam Funding Agreement and the Fitzwilliam Dowling Funding Agreement will remain outstanding as of and immediately following the Closing, and (d) that StarStone Insurance Bermuda Limited will reinsure all of the non-life run-off business of Arden Re, not only the liabilities arising under the Valiant Treaty, pursuant to a loss portfolio transfer retrocession agreement.

By its signature below, each Party hereby acknowledges and agrees, notwithstanding anything in the Recapitalization Agreement to the contrary, as follows:

1. Distribution of Northshore Common Shares. At the Closing, the number of Northshore Common Shares set forth opposite such Party’s name on Schedule 1 hereto shall be distributed by North Bay to such Party. At the Closing, no Party shall be entitled to a number of Northshore Common Shares other than as set forth in the immediately preceding sentence.

2. Retention of Core Cash Consideration. The Core Cash Consideration (including any portion thereof) shall not be distributed at the Closing by StarStone Insurance Bermuda Limited in connection with the Transaction and, consequently, the Core Distribution shall consist of the distribution of solely the Core Common Shares. The Parties (other than North Bay) hereby waive North Bay’s obligations pursuant to (A) Section 2.4(b)(v) to wire transfer to Kenmare the aggregate cash amounts payable under Section 2.2(ii), (iii) and (iv) and (B) Section 2.4(b)(vi) to wire transfer to Dowling the aggregate cash amount payable under Section 2.2(v).

3. Fitzwilliam Loan Amounts. Neither the “Trident Amount” under the Fitzwilliam Funding Agreement nor the Fitzwilliam Dowling Amount will be reduced in connection with the Transaction. The loans made in connection with the Fitzwilliam Funding Agreement and the Fitzwilliam Dowling Funding Agreement will remain outstanding as of and immediately following the Closing.

4. NLRO Loss Portfolio Transfer. Pursuant to, and subject to the terms and conditions of, the Loss Portfolio Transfer Retrocession Agreement entered into by Arden Re and StarStone Insurance Bermuda Limited at the Closing, StarStone Insurance Bermuda Limited will reinsure the non-life run-off business of Arden Re as further described therein.

5. Book Entry Shares. No Party shall receive a stock certificate in respect of any shares to be distributed or contributed by North Bay to such Party at the Closing, whether Core Common Shares, Fitzwilliam Preferred Shares, Northshore Common Shares or RemainCo Common Shares. At the Closing, each Party’s ownership of any shares to be distributed or contributed by North Bay to such Party at the Closing shall be evidenced by book entry. The Parties (other than North Bay) hereby waive North Bay’s obligations pursuant to Section 2.4(b)(ii), (iii), and (iv) to deliver certificates for the Core Common Shares, Fitzwilliam Preferred Shares, Northshore Common Shares, and RemainCo Common Shares, as applicable.

6. Recapitalization Agreement Unchanged. Except as expressly provided in this Agreement, the Recapitalization Agreement and all provisions thereof in effect as of the date hereof shall remain in full force and effect and shall continue unchanged.

7. Miscellaneous. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal Laws of the State of Delaware, without regard to the principles of conflicts of law thereof that would require the application of the Laws of any other jurisdiction. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or email transmission, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email signature page were an original thereof.

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If you are in agreement with the foregoing, please countersign below.

Sincerely,

ENSTAR GROUP LIMITED

By: /s/ Paul O’Shea
Name: Paul O’Shea
Title: Director

KENMARE HOLDINGS LTD.

By: /s/ Duncan Scott
Name: Duncan Scott
Title: Director

NORTH BAY HOLDINGS LIMITED

By: /s/ Orla Gregory
Name: Orla Gregory
Title: Director

STARSTONE SPECIALTY HOLDINGS LIMITED

By: /s/ Paul O’Shea
Name: Paul O’Shea
Title: Director

Acknowledged and Agreed:

TRIDENT V, L.P.

By: Stone Point Capital LLC, its manager

By: /s/ Stephen Levey
Name: Stephen Levey
Title: Principal and Counsel

TRIDENT V PARALLEL FUND, L.P.

By: Stone Point Capital LLC, its manager

By: /s/ Stephen Levey
Name: Stephen Levey
Title: Principal and Counsel

TRIDENT V PROFESSIONALS FUND, L.P.

By: Stone Point Capital LLC, its manager

By: /s/ Stephen Levey
Name: Stephen Levey
Title: Principal and Counsel

DOWLING CAPITAL PARTNERS I, L.P.

By: Dowling Capital I, LLC, its general partner

By: Dowling Capital SLP I, LLC, its sole member

By: /s/ Vincent J. Dowling, Jr.
Name: Vincent J. Dowling, Jr.
Title: Managing Director

CAPITAL CITY PARTNERS LLC

By: /s/ Vincent J. Dowling, Jr.
Name: Vincent J. Dowling, Jr.
Title: Managing Member

cc: Hogan Lovells US LLP
1735 Market Street, Suite 2300
Philadelphia, PA 19103
Attention: Robert C. Juelke
Facsimile No.: (267) 675-4601
Email: bob.juelke@hoganlovells.com

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019
Attention: Steven A. Seidman and Sean M. Ewen
Facsimile No.: (212) 728-8111
Email: sseidman@willkie.com; sewen@willkie.com

Schedule 1

Northshore Common Shares to be Distributed

Shareholder	Number of Northshore Common Shares Distributed
Kenmare Holdings Ltd.	37,937.12
Trident V, L.P.	119,968.71
Trident V Parallel Fund, L.P.	84,135.65
Trident V Professionals Fund, L.P.	5,263.74
Dowling Capital Partners I, L.P.	3,759.22
Capital City Partners LLC	535.57